Exhibit 99.1

[CBRL GROUP, INC. LOGO]	POST OFFICE BOX 787
LEBANON, TENNESSEE
37088-0787

C B R L   G R O U P,   I N C.

Investor Contact:	Diana S. Wynne
Senior Vice President, Corporate Affairs
(615) 443-9837

Media Contact:	Julie K. Davis
Director, Corporate Communications
(615) 443-9266

CBRL GROUP FISCAL 2008 SECOND QUARTER
CONFERENCE CALL ON THE INTERNET

LEBANON, Tenn. – February 19, 2008 -- CBRL Group, Inc. (the “Company”) (Nasdaq: CBRL) will provide an on-line, real-time Webcast and rebroadcast of its second quarter earnings conference call on Tuesday, February 26, 2008. Company management will discuss financial results for the quarter ended February 1, 2008 and update the outlook for fiscal year 2008, which will end on August 1, 2008.

The live broadcast of CBRL Group’s quarterly conference call will be available to the public on-line in the News and Events section under the Investor Relations tab on the Company’s website at cbrlgroup.com, on February 26, 2008 beginning at 11:00 a.m. (Eastern Time).  An on-line replay will be available at 2:00 p.m. (Eastern Time) and continue through March 11, 2008.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 571 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states.
CBRL-F

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